UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

Hamilton Lane Alliance Holdings I, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39884	85-3019776
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Presidential Blvd., Floor 4 Bala Cynwyd, PA		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 934-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-third of one redeemable Warrant	HLAHU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HLAH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	HLAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Hamilton Lane Alliance Holdings I, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amended Filing”) to its Form 8-K filed on January 22, 2021 (the “Original Filing”). The Amended Filing is solely to correct Exhibit 99.1, the Audited Balance Sheet, to include the Report of Independent Registered Public Accounting Firm, which was inadvertently omitted from the Original Filing.

Except as described above, this Amended Filing does not amend, update or change any other items or disclosures in the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2021

HAMILTON LANE ALLIANCE HOLDINGS I, INC.

By:	/s/ Andrea Anigati (Kramer)
Name:	Andrea Anigati (Kramer)
Title:	Chief Executive Officer